Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




 In connection with the Quarterly Report of OSK Capital III Corp(the "Company") on Form 10-QSB for the period ending March 31, 2003 (the "Report"),
I, Deborah A. Salerno, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.



/s/ Deborah A. Salerno
--------------------
Deborah A. Salerno
President, Director and
Chief Executive Officer
December 22, 2003


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of OSK Capital III Corp(the "Company") on Form 10-QSB for the period ending March 31, 2003 (the "Report"),
I, Frank L. Kramer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.



/s/ Frank L. Kramer
-----------------------
Frank L. Kramer
Treasurer, Secretary, Director and
Chief Financial Officer
December 22, 2003